UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 26, 2006

                      BIOFORCE NANOSCIENCES HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                        000-51074             76-3078125
            ------                        ---------             ----------
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)

              1615 Golden Aspen Drive, Suite 101, Ames, Iowa 50010
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (515) 233-8333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                    FORM 8-K

     The information in Items 7.01 and 9.01 of this report, including the exhibits, is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure

     On September 26, 2006, BioForce Nanosciences Holdings, Inc. issued a press release announcing the approval of funding by the National Institutes of Health for product development, a copy of which is attached hereto as Exhibit 99.1. Also on the same date, BioForce issued a second press release announcing the placement and shipping of certain BioForce products, a copy of which is attached hereto as Exhibit 99.2.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

     (c) Exhibits

Exhibit No.    Description
-----------    -----------

99.1           Press Release dated September 26, 2006 (Funding)
99.2           Press Release dated September 26, 2006 (Product Placement)



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BIOFORCE NANOSCIENCES HOLDINGS, INC.



Date:   September 26, 2006           By         /S/ ERIC HENDERSON
                                         ---------------------------------------
                                          Eric Henderson
                                          Chief Executive Officer



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